UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 20, 2023

ContraFect Corporation

(Exact name of registrant as specified in its charter)

Delaware	001-36577	39-2072586
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

28 Wells Avenue, 3rd Floor, Yonkers, New York 10701

(Address of principal executive offices) (Zip Code)

(914) 207-2300

Registrant’s telephone number, including area code

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	CFRX	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously disclosed, on November 22, 2022, ContraFect Corporation (the “Company”) received a letter (the “Nasdaq Staff Deficiency Letter”) from The Nasdaq Stock Market LLC (“Nasdaq”) indicating that the Company’s stockholders’ equity as reported in its Quarterly Report on Form 10-Q for the period ended September 30, 2022 (the “Form 10-Q”), did not satisfy the continued listing requirement under Nasdaq Listing Rule 5550(b)(1) for the Nasdaq Capital Market, which requires that a listed company’s stockholders’ equity be at least $2.5 million. As reported on its Form 10-Q, the Company’s stockholders’ equity as of September 30, 2022 was approximately $(3.1) million. The Company is also not currently in compliance with the Nasdaq continued listing requirement that the Company maintain a bid price for the Company’s common stock of above $1.00 per share (the “Bid Price Requirement”). Subsequent to the receipt of the Nasdaq Staff Deficiency Letter, and prior to the deadline set forth in such letter, the Company submitted a plan to regain compliance with Nasdaq Listing Rule 5550(b)(1) to Nasdaq.

On January 20, 2023, the Nasdaq staff (“Staff”) informed the Company that the Staff had determined to deny the Company’s request for continued listing on the Nasdaq Capital Market (the “Staff Determination”) and that, unless the Company requests an appeal of such determination, trading of the Company’s common stock will be suspended at the opening of business on January 31, 2023 and a Form 25-NSE will be filed with the Securities and Exchange Commission (the “SEC”), which will remove the Company’s securities from listing and registration on the Nasdaq Capital Market. In reaching its decision, the Staff indicated that its determination was based on concerns that the Company’s ability to raise additional capital through the exercise of recently issued warrants to purchase the Company’s common stock or other capital raising transactions, in order to cure the Company’s non-compliance with Nasdaq Listing Rule 5550(b)(1), were not within the Company’s control and such funds may be insufficient to sustain compliance over the long term.

The Company intends to request a hearing before a Nasdaq Hearings Panel (“Panel”) to appeal the Staff Determination. The Staff Determination letter indicates that the Company’s hearing request will stay the suspension of trading and delisting of the Company’s common stock pending the conclusion of the hearing process. Consequently, the Company’s common stock will remain listed on the Nasdaq Capital Market at least until the Panel renders a decision following the hearing. There can be no assurance that the Panel’s decision will grant the Company’s request for continued listing on The Nasdaq Capital Market.

The Company continues to evaluate various alternative courses of action to regain compliance with the Nasdaq Capital Market listing requirements. However, there can be no assurance that the Company will be able to satisfy the Nasdaq Capital Market’s continued listing requirements, regain compliance with the minimum stockholders’ equity requirement or the Bid Price Requirement, or maintain compliance with the other listing requirements.

Forward-Looking Statements

This current report contains “forward-looking statements” within the meaning of the U.S. federal securities laws. Forward-looking statements can be identified by words such as “projects,” “may,” “will,” “could,” “would,” “should,” “believes,” “expects,” “anticipates,” “estimates,” “intends,” “plans,” “potential,” “promise” or similar references to future periods. Examples of forward-looking statements in this current report include, without limitation, statements regarding the Company’s intent or ability to regain compliance with the minimum stockholders’ equity requirement or Bid Price Requirement, the Company’s intention to appeal the Staff Determination, the Company’s expectation that a request for a Panel hearing would stay delisting of its common stock pending the conclusion of the hearing process, the outcome of the Panel’s review of any Company appeal of the Staff Determination, and any courses of action to regain compliance with the Nasdaq Capital Market’s continued listing requirements. Forward-looking statements are statements that are not historical facts, nor assurances of future performance. Instead, they are based on the Company’s current beliefs, expectations and assumptions regarding the future of its business, future plans, strategies, projections, anticipated events and trends, the economy and other future conditions. Because forward-looking statements relate to the future, they are subject to inherent risks and uncertainties, and actual results may differ materially from those set forth in the forward-looking statements. Important factors that could cause actual results to differ include, without limitation, there can be no assurance that the Company will meet the stockholders’ equity requirement or the bid price requirement during any compliance period or otherwise in the future, otherwise meet Nasdaq compliance standards, that Nasdaq will grant the Company any relief from delisting as necessary or whether the Company can agree to or ultimately meet applicable Nasdaq requirements for any such relief, that the Company has and expects to continue to incur significant losses, the Company’s need for additional funding, which may not be available, the occurrence of any adverse events related to the discovery, development and commercialization of the Company’s product candidates such as unfavorable clinical trial results, insufficient supplies of drug products, lack of regulatory approval, or unsuccessful attainment or maintenance of patent protection, and the other important factors described under the caption “Risk Factors” in the Company’s Quarterly Report on Form 10-Q filed with the

Securities and Exchange Commission (the “SEC”) on November 14, 2022 and its other filings with the SEC. Any forward-looking statement made by the Company in this current report is based only on information currently available and speaks only as of the date on which it is made. Except as required by applicable law, the Company expressly disclaims any obligation to publicly update any forward-looking statements, whether written or oral, that may be made from time to time, whether as a result of new information, future developments or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CONTRAFECT CORPORATION

Date: January 26, 2023	By:	/s/ Michael Messinger
Michael Messinger
Chief Financial Officer